Merger Announcement March 22, 2021 Exhibit 99.2

# Disclaimer

This presentation (this "Presentation") has been prepared by Greenidge Generation Holdings Inc. (the "Company", "Greenidge", "we" or "our") for informational purposes only to assist interested parties in making their own evaluation of the proposed transaction (the "Transaction") between Greenidge and Support.com ("Support.com"). This Presentation is for discussion purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell shares of Greenidge or Support.com. The information in this presentation is provided in summary form only and does not purport to be complete, and should be viewed solely in conjunction with the other written and oral information made available in the course of an evaluation of the Transaction. This Presentation is not intended to form the basis of any investment decision by the recipient. This Presentation does not contain all the information that is or may be material to a reader and should not be considered as advice or a recommendation to a reader in respect of the holding, voting, purchasing or selling of securities or other financial instruments of Greenidge or Support.com and does not take into account a recipient's particular objectives in reviewing this Presentation, financial situation or needs. The contents of this Presentation should not be considered to be legal, tax, investment or other advice, and any reader of this Presentation should consult with its own counsel and advisers as to all legal, tax, regulatory, financial and related matters affecting the reader.

The information in this Presentation has not been independently verified. No representation or warranty, express or implied, is or will be given by Greenidge, Support.com or their respective affiliates and advisors as to the fairness, accuracy or completeness of this Presentation and the information contained herein, or any other written or oral information made available in the course of an evaluation of the Transaction, and no reliance should be placed on it.

This Presentation contains statistical data, estimates and forecasts that have been obtained from various sources (including independent third-party publications and other publicly available information. This information involves many assumptions and limitations and readers are cautioned not to give undue weight to these estimates. Neither Greenidge nor Support.com have independently verified the accuracy or completeness of the data that was obtained from these sources. All projections, valuations and statistical analyses are provided for information purposes only. They may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results and even if they are based on historical information, they should not be relied upon as an accurate prediction of future performance.

This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may include the words "believe", "expect", "anticipate", "intend", "plan", "possible", "potential", "estimate", "project", "will", "may", "might", "could", "should", "would" "targeting" and similar expressions as well as statements other than statements of historical facts including, without limitation, those regarding the financial position, business strategy, plans, targets and objectives of the management of Greenidge and Support.com for future operations. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors which may affect the ability of Greenidge or Support.com to implement and achieve the plans and objectives set out in such forward-looking statements and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such forward-looking statements are based on numerous assumptions regarding present and future policies and plans of Greenidge and Support.com and the environment in which Greenidge or Support.com will operate in the future, including general economic conditions and the conditions of industries affecting the business and operations of Greenidge or Support.com. Furthermore, certain forward-looking statements are based on assumptions or future events which may not prove to be accurate, and no reliance whatsoever should be placed on any forward-looking statements in this Presentation. The forward-looking statements in this Presentation speak only as of the date of this Presentation, and Greenidge and Support.com expressly disclaim to the fullest extent permitted by law any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

The historic financial information respecting Greenidge contained in this Presentation has been taken from or prepared based on the historical audited financial statements of Greenidge, which have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). An audit of such financial statements in accordance with the standards of the U.S. Public Company Accounting Oversight Board will be included in the registration statement / prospectus / proxy statement related to the Transaction. This presentation includes non-GAAP financial measures, such as EBITDA. The Company believes that these non-GAAP measures are useful to readers for two principal reasons. First, they believe these measures may assist readers in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by the Company's management to assess its performance. The Company believes that the use of these non-GAAP financial measures provides an additional tool for readers to evaluate and under the business and operations of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies.

All financial data in this Presentation are for informational purposes only and as background to Greenidge, and may not be relied upon for the purpose of entering into any transaction whatsoever. The financial information set out in this Presentation is based on certain important assumptions and adjustments and does not purport to represent what our results of operations are on an audited basis or actually will be in any future periods.

Furthermore, no representation is made as to the reasonableness of the assumptions made in this Presentation or the accuracy or completeness of any modelling, scenario analysis or back-testing. The information in this Presentation is not intended to predict actual results and no assurances are given with respect thereto. None of Greenidge, Support.com its advisers, connected persons or any other person accepts any liability whatsoever for any loss howsoever arising, directly or indirectly, from this Presentation or its contents. All information, opinions and estimates contained herein are given as of the date hereof and are subject to change without notice. Neither Greenidge nor Support.com has no obligation to update any information, opinions or estimates set forth herein.

All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and Greenidge or Support.com's use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of Greenidge.

Additional Information: In connection with the Transaction, Greenidge intends to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 (the "Registration Statement"), which will include a preliminary proxy statement of Support.com and a prospectus in connection with the Transaction. The definitive proxy statement/prospectus and other relevant documents will be mailed to stockholders of Support.com as of a record date to be established for voting on the Transaction. **Stockholders of Support.com and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Support.com's solicitation of proxies for the special meeting to be held to approve the Transaction because these documents will contain important information about Support.com, Greenidge, and the Transaction.** Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, by directing a request to: Support.Com, Inc., 1521 Concord Pike (US 202), Suite 301, Wilmington, DE 19803. These documents, once available, and Support.com's annual and other reports and proxy statements filed with the SEC can also be obtained, without charge, at the SEC's internet site (http://www.sec.gov).

Participants in the Solicitation: Greenidge, Support.com and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Support.com's stockholders in connection with the Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Transaction of Support.com's directors, officers and employees in Support.com's filings with the SEC, including Support.com's Annual Report on Form 10-K and other reports filed with the SEC, and such information and names of Greenidge's directors and executive officers will also be in the Registration Statement on Form S-4 to be filed with the SEC by Greenidge, which will include the preliminary proxy statement of Support.com for the Transaction.

2021 © Greenidge Generation – Proprietary & Confidential

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# Presenters



**Tim Fazio** **Chairman**
- Managing Partner and Co-founder of Atlas Holdings LLC, a private equity fund focused on industrials and power generation



**Ted Rogers** **Vice Chairman**
- Former president of Xapo, a bitcoin bank
- Co-founder of Arpex Capital, a fintech focused investment firm
- 25 years of financial services experience



**Jeff Kirt** **Chief Executive Officer**
- Founder and Managing Partner of Fifth Lake Management
- 15 years as Partner at Pamplona Capital and Oak Hill Advisors
- Experienced public company board member



**Tim Rainey** **Chief Financial Officer**
- 5 years with Greenidge
- CPA, MBA with 10+ years public and private accounting and finance experience
- Bitcoin mining and miner deployment experience

2021 © Greenidge Generation – Proprietary & Confidential

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Merger announcement Greenidge Generations Holdings Inc. (“Greenidge”) and Support.com, Inc. (NASDAQ: SPRT) have entered into a definitive merger agreement expected to close in Q3 2021 Greenidge is expected to be the only vertically integrated U.S. publicly listed bitcoin mining operation – it owns its own power plant $52mm of EBITDA in 2021E and runrate EBITDA of $162mm in 2022E(1) Current hashrate of 1.1EH/s and 2022E hashrate of 2.6 EH/s(2) Pro forma for the merger, the combined companies currently have $70mm of net cash

Introduction: Greenidge Generation


GREENIDGE
GENERATION

## Greenidge Generation Overview

**2014**
Atlas formed Greenidge to purchase facility

**2017**
Coal-to-gas conversion completed

**2018**
Launched bitcoin mining operations

**2021**
Raised institutional capital and executing plan to achieve NASDAQ listing


Toronto
Lake Ontario
Rochester
Syracuse
Utica
Buffalo
Greenidge Generation LLC
Ithaca
Binghamton
Allegheny National Forest
Scranton



2021 © Greenidge Generation – Proprietary & Confidential
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eenidge business snapshotGr eenidge is eGred txpecto be the only U publicly list.S.ed bitcoin mining EBIA(4)TD mm16$2 ation witoperh its own poer sourwce $109mm • eenidge orGwns and operates an inted 10egrat6 MW gas-fired poer plant and bitwcoin mining operation in e pstatUNew York mm$52 •Unlike its peers, eenidge has no rrGeliance on td parhirty contracts for poer or operationws  & maintenance services 2102E2220E2022E Industry-leading cost position from low-cost natural gas supply and Run erat setting pooffer generwation renuesve apacityC(5) • erage mining povAer cost of ~$22/MWh since June 2020w(1) • LTM February 2021 cost to mine was $2,9 per bit86coin(2) 85 MW •In February 2021, eenidge mined bitGrcoin at a net cost of a negative ~$371 per bitcoin(3) E62.H/s 45 MW eenidge currGrently operes 19 MW of miningat .2 E1H/s •P desahcru srenim detcepxe ot worg yticapac ot 14WM yb yluJ 1202 dna45 WM yb 1202ne-raeyd Experienced in-house poer generwation operors and miningat 2102E2022E Plans to expand to other sites and es txpecto re iteplicats inted business model ategr o achiete at least 500 MW of mining bvy 2025 (1) ~$22/MWh aerage mining pover cost frwom June 2020 to February 2021 net of energy margin and ancillary services renue ve(4) 2021 and 2022 pred EBITDojectA assumes a constant $300/MWh mining renue which implies a bitvecoin price of ~$49000 assuming , (2) ariable cost tVo mine net of energy and ancillary margins ent difficulty and currcurrent mining fleet efficiency (Financial estimates are subject to change based on prailing bitvecoin mining economics) (3)ebruary 2021 vFariable mining cost net of energy and ancillary margins(5)2021 capacity includes purchased miners eed txpecto be in-service by December 31st; 2022 capacity includes eed purxpectchases to be in-service by 2022 2021 © Greenidge Generation – Proprietary & Confidential06eenidge business snapshotGr eenidge is eGred txpecto be the only U publicly list.S.ed bitcoin mining EBIA(4)TD mm16$2 ation witoperh its own poer sourwce $109mm • eenidge orGwns and operates an inted 10egrat6 MW gas-fired poer plant and bitwcoin mining operation in e pstatUNew York mm$52 •Unlike its peers, eenidge has no rrGeliance on td parhirty contracts for poer or operationws & maintenance services 2102E2220E2022E Industry-leading cost position from low-cost natural gas supply and Run erat setting pooffer generwation renuesve apacityC(5) • erage mining povAer cost of ~$22/MWh since June 2020w(1) • LTM February 2021 cost to mine was $2,9 per bit86coin(2) 85 MW •In February 2021, eenidge mined bitGrcoin at a net cost of a negative ~$371 per bitcoin(3) E62.H/s 45 MW eenidge currGrently operes 19 MW of miningat .2 E1H/s •P desahcru srenim detcepxe ot worg yticapac ot 14WM yb yluJ 1202 dna45 WM yb 1202ne-raeyd Experienced in-house poer generwation operors and miningat 2102E2022E Plans to expand to other sites and es txpecto re iteplicats inted business model ategr o achiete at least 500 MW of mining bvy 2025 (1) ~$22/MWh aerage mining pover cost frwom June 2020 to February 2021 net of energy margin and ancillary services renue ve(4) 2021 and 2022 pred EBITDojectA assumes a constant $300/MWh mining renue which implies a bitvecoin price of ~$49000 assuming , (2) ariable cost tVo mine net of energy and ancillary margins ent difficulty and currcurrent mining fleet efficiency (Financial estimates are subject to change based on prailing bitvecoin mining economics) (3)ebruary 2021 vFariable mining cost net of energy and ancillary margins(5)2021 capacity includes purchased miners eed txpecto be in-service by December 31st; 2022 capacity includes eed purxpectchases to be in-service by 2022 2021 © Greenidge Generation – Proprietary & Confidential06

# Track record of rapid growth



Greenidge history
2021 and beyond
Owned capacity
Purchased capacity
Planned capacity
Conversion from coal to gas
Mining pilot program launched
1 MW
17 MW
45 MW(1) Total
26 MW(2)
19 MW
85 MW(1) Total
40 MW(2)
26 MW(2)
19 MW
500 MW
2017
2018
2019
2020
2021E
2022E
2025E

Proven ability to execute under Atlas sponsorship (Acquired in 2014)

Highly actionable roadmap to 85+ MW of mining capacity

Opportunities to replicate model at new sites

(1) Expected end of year run rate installed capacity
(2) 26 MW consists of 7,800 miners and 40 MW consists of 12,500 miners

2021 © Greenidge Generation – Proprietary & Confidential 07

eenidge comparGres fably torvao its peers eenidge has bGry far the loest cost of power in itws peer gr haoup,ving mined bitcoin at an aage cost per coin of $2,erv869 LTM February 2021 eenidgeGriotRathonMaripherCeHivHut 8armsitfB et Capitalization / VMarkaluation(1) 372,$4,266$4501$2,1$,4221$0,18$720 in $USD millions ent HashratCurre (EH/s)(2)1(5).11.1.41—0.21.1.13 Cost of Per ($/MWh)wo(3)$22N/A ofit shar(pre)$28$27$40$45$40 e PCaptiver Sourwoce(4) Miner Efficiency(4)HighhigHhHigN/AMedoLwMed Country (6) changeEx (1) et capitalizations as of 3Mark.21; Cipher v17.aluation derived from inor prestvesentation March 2021 (4) Based on company public filings and filings March 2021, efficiency rs Companesentepry estimate (2) Based on most recent press releases and public filings March 2021 (5) eenidge hashratGre eed txpecto be in-service by end of July 2021 (3)Riot: Known profit share contract based on public filings (According to Riots public filings, it pa’ys a hosting service rate based upon a share of its mining renue ve(6)ed upon rExpectegistration and listing of Class A common stock and as a result experiences higher hosting/poer costws as bitcoin mining economics rise) Marathon: Company presentation January 2021. (Marathon cost of poer w is $28/MWh ecluding $6/MWh hosting fxee) Cipher: Company presentation March 2021. Hive: Energy price for Hivs 30MW fe’acility in Quebec; company esentation Septprember 2020. Hut 8: Aerage of Wvall Street rch estimateseare range. Bitfarms: Company presentation March 2021. 2021 © Greenidge Generation – Proprietary & Confidential08eenidge comparGres fably torvao its peers eenidge has bGry far the loest cost of power in itws peer gr haoup,ving mined bitcoin at an aage cost per coin of $2,erv869 LTM February 2021 eenidgeGriotRathonMaripherCeHivHut 8armsitfB et Capitalization / VMarkaluation(1) 372,$4,266$4501$2,1$,4221$0,18$720 in $USD millions ent HashratCurre (EH/s)(2)1(5).11.1.41—0.21.1.13 Cost of Per ($/MWh)wo(3)$22N/A ofit shar(pre)$28$27$40$45$40 e PCaptiver Sourwoce(4) Miner Efficiency(4)HighhigHhHigN/AMedoLwMed Country (6) changeEx (1) et capitalizations as of 3Mark.21; Cipher v17.aluation derived from inor prestvesentation March 2021 (4) Based on company public filings and filings March 2021, efficiency rs Companesentepry estimate (2) Based on most recent press releases and public filings March 2021 (5) eenidge hashratGre eed txpecto be in-service by end of July 2021 (3)Riot: Known profit share contract based on public filings (According to Riots public filings, it pa’ys a hosting service rate based upon a share of its mining renue ve(6)ed upon rExpectegistration and listing of Class A common stock and as a result experiences higher hosting/poer costws as bitcoin mining economics rise) Marathon: Company presentation January 2021. (Marathon cost of poer w is $28/MWh ecluding $6/MWh hosting fxee) Cipher: Company presentation March 2021. Hive: Energy price for Hivs 30MW fe’acility in Quebec; company esentation Septprember 2020. Hut 8: Aerage of Wvall Street rch estimateseare range. Bitfarms: Company presentation March 2021. 2021 © Greenidge Generation – Proprietary & Confidential08

Greenidge implied equity value sensitivities

GREENIDGE GENERATION

## The below table represents Greenidge's pro forma implied market capitalization at various Support.com (NASDAQ: SPRT) share prices

| Assumed Support.com share price ($/share) | Implied pro forma Support.com market capitalization[2] ($ millions) | Implied post-closing Greenidge market capitalization[3] ($ millions) |
|---|---|---|
| $2.14[1] | $52 | $673 |
| 4.00 | 97 | 1,258 |
| 6.00 | 145 | 1,887 |
| 8.00 | 194 | 2,516 |
| 10.00 | 242 | 3,145 |
| 12.00 | 290 | 3,774 |
| 14.00 | 339 | 4,403 |
| 16.00 | 387 | 5,032 |
| 18.00 | 436 | 5,661 |
| 20.00 | 484 | 6,290 |

(1) $2.14 is the 3.19.20 closing price
(2) Assumes ~24.203 million shares outstanding consisting of ~19.680 million shares outstanding prior to private placement, plus ~3.910 million newly issued shares outstanding pursuant to a private placement with 210 Capital, LLC, plus ~0.614 million shares related to options and restricted shares which will vest or be exercised prior to or upon closing of the merger. Illustrative exchange ratio of 0.124 shares of Greenidge Class A common stock for each share of Support.com common stock, based on the exchange ratio formula in the merger agreement, representing an estimate of fully-diluted shares outstanding using Support.com's closing share price of $2.14 on March 19, 2021. The final exchange ratio will be calculated using a ten-day volume-weighted average trading price for Support.com prior to the closing date and may be lower than this illustrative exchange ratio to the extent such average trading price prior to the closing exceeds $2.14.
(3) Assumes ~38.963 million outstanding Greenidge shares after closing

2021 © Greenidge Generation – Proprietary & Confidential

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# Greenidge competitive advantage drives profitability

## 01 Captive low-cost power

- 100% of power for mining operations provided by owned "behind-the-meter" generation with no reliance on third-party power
- Access to some of the lowest-cost natural gas in North America via wholly owned pipeline (2020 average discount of 30% Henry Hub)[1]

## 03 Proven mining and power plant expertise

- Unlike most peers, all operations and maintenance performed in-house by Greenidge staff
- Existing team led coal-to-gas conversion and mining deployment

## 02 Substantial installed base

- 19 MW of mining in operation currently
- 41 MW fleet expected by the end of July 2021 and 45 MW expected by year-end (already purchased)

## 04 Rapid EBITDA growth[2]

LTM Feb. 2021 EBITDA **$6mm** ▶ 2021E EBITDA **$52mm** ▶ 2022E EBITDA **$109mm** ▶ 2022E Run rate EBITDA **$162mm**

(1) Based on information reported by S&P Global
(2) 2021 and 2022 projected EBITDA assumes a constant $300/MWh mining revenue which implies a bitcoin price of ~$49,000 assuming current difficulty and current mining fleet efficiency and excludes Support.com financial information (Financial estimates are subject to change based on prevailing bitcoin mining economics)

2021 © Greenidge Generation – Proprietary & Confidential

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# Vertically integrated business model enhances profitability


Wholesale power costs
Peer-incurred costs not borne by Greenidge
Electric transmission / distribution fees
Hosting fees
Hosting revenue share
Mining revenue
Greenidge profit
Peer profits
Additional revenue derived by Greenidge
Energy market
Capacity market
Exploring alternatives to monetize waste heat

**Competitive advantages**

- Self-generated power and self-operated mining assets differentiate Greenidge's cost position
- Greenidge receives incremental energy margin and capacity payments from the wholesale power market while its peers do not

2021 © Greenidge Generation – Proprietary & Confidential 11

Permanent captive low-cost power

# Industry leading low-cost power not subject to third-party agreements with renegotiation risk


($/MWH)
Greenidge(1)
$22
Cipher Mining(2)
$27
$34
Marathon(3)
$28
$34
Bitfarms(4)
$40
Hive(5)
$40
Hut8(6)
$45
Peers subject to third-party agreements
Europe Median(7)
$40
Asia Pacific Median(7)
$45
Global Average(7)
$46
North American Median(7)
$50

(1) Estimated net cost of power post-halvening June 2020 to February 2021
(2) Cipher mining investor presentation March 2021; $27 power cost is 80% of total variable cost
(3) Marathon investor presentation January 2021: $28 power cost plus $6 hosting fee
(4) Bitfarms investor fact sheet March 2020
(5) Hive corporate presentation September 2020
(6) HC Wainwright report average February 2020
(7) Cambridge Center for Alternative Finance September 2020

2021 © Greenidge Generation – Proprietary & Confidential

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Unique capabilities Operational excellence Experienced in-house team of engineers and operators executed Greenidge’s coal-to-gas conversion and mining buildout Electrical expertise of power plant engineers highly applicable to mining buildouts Significant base of know-how relating to 24/7 continuous operation, mining hardware repair, thermal/noise management, and miner optimization R&D capability focused on mining hardware reliability, racking solutions, immersion cooling, and other improvements Experience in sourcing latest generation highly efficient miners from key OEMs Lower variable costs Higher uptime Reduced infrastructure capex

# Industry leading partnerships

| | | |
|---|---|---|
| Mining hardware manufacturers | BITMAIN | 比特微 MicroBT |
| Financing | foundry + A Digital Currency Group Company | GALAXY DIGITAL |
| Capital markets / Other | NYDIG | BitOoda |

2021 © Greenidge Generation – Proprietary & Confidential

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Bitcoin mining overview

GREENIDGE GENERATION

## USD mining revenue per unit of computing power is uncontrollable, but Greenidge's low power costs and miner efficiency should allow it to be profitable in virtually any market environment

**Revenue**

(Greenidge hashrate / Network hashrate) x Bitcoin price x Global mining rewards (including transaction fees)

LESS

**Costs**

Electricity (cost per MWh) x Equipment efficiency (J/TH) + Fixed costs

Variable costs: Electricity (cost per MWh) x Equipment efficiency (J/TH)

Legend:
- Greenidge controls: Greenidge hashrate; Electricity (cost per MWh); Equipment efficiency (J/TH); Fixed costs
- Greenidge does not control: Network hashrate; Bitcoin price; Global mining rewards (including transaction fees)

**Electricity costs and fixed costs are key areas of differentiation for Greenidge**

- Captive generation and offsetting power generation revenues ensure best-in-class electricity costs
- Greenidge's location in a northern, dust-free climate ensures no need for expensive air conditioning
- Low fixed costs from the ability to share facility and labor costs across the power plant and mining operation

**Equipment efficiency is often overlooked as a significant factor in mining cost**

- Deep relationships with mining hardware manufacturers allow Greenidge to procure the latest, most efficient miners
- At 33 J/TH Greenidge will be among the most efficient miners in operation[1]

(1) Estimated fleet efficiency upon completion of estimated buildout plan in 2022

2021 © Greenidge Generation – Proprietary & Confidential

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# Bitcoin as a superior store of value

## Bitcoin fundamental characteristics

- Scarcity
- Portability
- Durability
- Divisibility
- Verifiability
- Recognizability
- Fungibility

## Finite supply[1]



Number of bitcoin (In Millions)
21
16
11
5
0
2009
2011
2013
2015
2017
2019
2021
2024

**There will never be more than 21 million bitcoins**

## Use cases for money[2]

- Store of value – bitcoin better than gold and fiat currencies
  - – Cannot be controlled by any individual or government
  - – Finite supply of 21 million coins
- Medium of exchange – not bitcoin's primary use case but already better for international transactions
- Unit of accounts – potential for bitcoin to be the common measurement of value for international trade

**Bitcoin has surpassed gold as the best store of value**

(1) Source: blockchain.com as of March 2021
(2) Based on Greenidge management's beliefs, opinions and expectations

2021 © Greenidge Generation – Proprietary & Confidential
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Growing bitcoin adoption

## The rise in bitcoin is driven by growing awareness of bitcoin as a superior store of value and hedge against fiat currency inflation

**Goldman Sachs**

"There is no question in our mind there will be more digital commerce... and (use of) digital money"

**BlackRock**

"Cryptocurrencies are here to stay and they could take the place of gold. It is so much more functional than passing a bar of gold around"

**PayPal**

"Paypal launches new service enabling users to buy, hold and sell cryptocurrency"

**J.P.Morgan**

"Strategists at JPMorgan Chase & Co. have endorsed a one percent allocation to bitcoin in a note to clients"

**Charles Schwab**

"Charles Schwab is reportedly exploring a white-label solution to allow its customers to invest in bitcoin directly on the brokerage platform"

**Fidelity Investments**

"Fidelity has made a long-term commitment to the future of blockchain technology and to making digitally-native assets, such as bitcoin, more accessible to investors"

**Tesla**

"We invested an aggregate $1.50 billion in bitcoin under this policy and may acquire and hold digital assets from time to time or long-term"

**Square**

"We believe that bitcoin has the potential to be a more ubiquitous currency in the future"

2021 © Greenidge Generation – Proprietary & Confidential 18

# Blockchain basics

**01**

Someone creates a transaction and offers a fee to bitcoin miners in exchange for validating their transaction

**02**

The transaction is broadcast to peer-to-peer computers known as nodes

**03**

Miners, or a network of nodes, validate the transaction and the user's status using known algorithms

**Greenidge validates transactions here**

**04**

Once verified the transactions are consolidated to form a data block

**05**

The new block is added to an existing blockchain in a way that is permanent and unalterable

**06**

The transaction is verified and 6.25 bitcoin + transaction fees are awarded for solving the block

**Greenidge receives payments for mining & transaction fees here**

2021 © Greenidge Generation – Proprietary & Confidential
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# Rapid EBITDA growth

| ($ in millions) | Annual | | | Run rate(1) | |
|---|---|---|---|---|---|
| | LTM(2) | 2021E ~$49k BTC(3) | 2022E ~$49k BTC(3) | 2021E Run rate ~$49k BTC(3) | 2022E Run rate ~$49k BTC(3) |
| **Revenue** | $26 | $78 | $145 | $110 | $206 |
| **Gross Profit** | $14 | $65 | $128 | $97 | $183 |
| **EBITDA** | $6 | $52 | $109 | $80 | $162 |
| **Capex** | $7 | $73 | $64 | | |
| **Capacity** | 17 MW | 45 MW | 85 MW | 45 MW | 85 MW |
| **# of bitcoins mined** | 1,186 | | | | |
| **Cost to mine one bitcoin** | $2,869 | | | | |

Currently in-service or purchased

**Assumptions**
- Flat $300/MWh mining revenue throughout the projection period
- All financial information excludes Support.com

(1) Run rate based on Greenidge estimates assuming expected year-end mining capacity
(2) LTM as of February 2021 based on unaudited expected figures and amounts are approximate
(3) Reflects the estimated bitcoin price needed to produce $300/MWh mining revenue assuming Greenidge's current efficiency at current implied difficulty (Financial estimates are subject to change based on prevailing bitcoin mining economics)

2021 © Greenidge Generation – Proprietary & Confidential

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# Sensitivity to bitcoin price[1]

## Calendar and run rate EBITDA at forecast mining economics

| ($ in millions) | 2021E | 2022E | 2021E Run rate | 2022E Run rate |
|---|---|---|---|---|
| **Projected $49k BTC $300/MWh** | $52 | $109 | **$80** | $162 |
| **$30k BTC $185/MWh** | $26 | $56 | **$40** | $86 |
| **$60k BTC $370/MWh** | $68 | $141 | **$103** | $208 |
| **$90k BTC $554/MWh** | $111 | $226 | **$167** | $330 |

- Estimated EBITDA figures at various revenue per MWh levels held flat over time
  - Conservatively holds revenue per MWh flat over time despite increased hashrate output of more efficient miners purchased and planned through 2022

## Calendar and run rate EBITDA at current mining economics

| ($ in millions) | 2021E | 2022E | 2021E Run rate | 2022E Run rate |
|---|---|---|---|---|
| **Projected $49k BTC $0.311/TH** | $60 | $146 | **$98** | $224 |
| **$30k BTC $0.191/TH** | $31 | $79 | **$51** | $124 |
| **$60k BTC $0.383/TH** | $78 | $187 | **$125** | $285 |
| **$90k BTC $0.574/TH** | $125 | $294 | **$200** | $445 |

- Estimated EBITDA at various revenue per hashrate output levels held flat over time
  - Reflects the full benefit of increased hashrate output of more efficient miners purchased and planned through 2022

**Assumptions**

- All financial information excludes Support.com

(1) Reflects the estimated bitcoin price needed to produce the equivalent mining revenue in terms of $/MWh or $/TH assuming Greenidge's current efficiency at current implied difficulty (Financial estimates are subject to change based on prevailing bitcoin mining economics)

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Merger transaction summary

## Benefits of Support.com merger

- ✓ Expedited path to public markets to accelerate Greenidge's growth
- ✓ Support.com expected to deliver $33mm of cash and potentially beneficial NOLs[(1)]
- ✓ Potential synergies with Support.com business
- ✓ Voting support agreement for ~30% of Support.com shares
- ✓ Expected to close in Q3 2021

## Pro forma capitalization[(2)]


Atlas
Existing institutional and other investors
Support.com shareholders
Management/board
Foundry Digital LLC
19%
8%
4%
0.4%
69%

- Pro forma for merger, expected net cash position of ~$70mm[(3)]
- Support.com shareholders will own ~8% of the combined business[(4)]
- Transitioning to dual class structure[(5)]
- Support.com business will continue to operate in the ordinary course after closing with existing management team

(1) Minimum closing cash condition of $28mm per merger agreement (estimated at $33mm at closing) – potential NOLs up to $147mm
(2) Excludes potential dilution pursuant to Greenidge Generation Holdings Inc. 2021 Equity Incentive Plan and other transactions permitted under the merger agreement
(3) Greenidge cash plus digital assets less debt plus $33mm of cash expected from merger agreement
(4) Per terms of merger agreement
(5) Existing Greenidge shareholders own shares of Class B Common Stock representing ~92% post-merger ownership with a 10:1 vote relative to newly-issued one-vote Class A Common Stock, including merger consideration to Support.com shareholders. Class B shares will automatically convert to Class A shares upon sale or transfer, other than certain permitted transfers.

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# Pro forma ownership

## Greenidge ownership post-closing(1)

| (Share counts in 000s) | Shares outstanding at close(2) | Shares outstanding at close % |
|---|---|---|
| **Atlas Entities** | **26,800** | **68.8%** |
| **Existing institutional and other investors** | **7,529** | **19.3%** |
| **Support.com shareholders** | **2,998** | **7.7%** |
| **Management/board** | **1,475** | **3.8%** |
| **Foundry Digital LLC** | **160** | **0.4%** |
| **Total** | **38,963** | **100%** |

(1) Illustrative exchange ratio of 0.124 shares of Greenidge Class A common stock for each share of Support.com common stock, based on the exchange ratio formula in the merger agreement and assuming ~24.203 million shares of Support.com, representing an estimate of fully-diluted shares outstanding using Support.com's closing share price of $2.14 on March 19, 2021. The final exchange ratio will be calculated using a ten-day volume-weighted average trading price for Support.com prior to the closing date and may be lower than this illustrative exchange ratio to the extent such average trading price prior to the closing exceeds $2.14.
(2) Estimated shares outstanding at closing; excludes potential dilution pursuant to Greenidge Generations Holdings Inc. 2021 Equity Incentive Plan and other transactions permitted

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# Summary

- Expedited path to NASDAQ listing with ~$70mm of net cash on the balance sheet
- Captive low-cost power
- Substantial installed base
- Rapid EBITDA growth
- Operations and development experts
- Business model optimized and ready for expected replication to at least 500 MW of mining capacity by 2025

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# Appendix

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# Definitions & terms

- "**~**" = Approximately
- "**Atlas**" = Atlas Holdings LLC, the sponsor of funds that are the majority shareholder in Greenidge, and a manager and sponsor of private equity funds and other investments with ~$3.8 billion assets under management ("**Atlas Entities**")
- "**Difficulty**" = Measure of how difficult it is to mine a bitcoin block; difficulty is adjusted every ~2 weeks so that the average time between each block mined remains 10 minutes
- "**EBITDA**" = Earnings before interest, taxes, depreciation, amortization, certain extraordinary items and other one-time expenses
- "**Efficiency**" = As applied to miners, the electricity used per hash, typically expressed in J/TH
- "**E**" = When used in connection with any date or amount means the information related thereto is estimated or projected
- "**EH/s**" = Exahash per second, a measure of hashrate
- "**EH**" = Exahash or 10^18 hashes or 1,000,000 terahashes
- "**Hash**" = a calculation that converts an input of letters and numbers into an encrypted output
- "**Hashrate**" = The number of hashes a miner can perform in each second, typically expressed in EH/S or TH/S and used as a measure of computational power or mining capacity used to mine and process transactions on a blockchain such as bitcoin
- "**J/TH**" = Joules per terahash, a measure of miner efficiency
- "**LTM**" = Last twelve months
- "**Mining capacity**" = Nameplate hashrate as specified by mining hardware manufacturers; actual operating performance may differ from mining capacity
- "**MW**" = Megawatt, a measure of instantaneous electrical demand or capacity equal to 1,000,000 watts
- "**MWh**" = Megawatt-hour, a measure of the electricity (expressed in MW) consumed or generated in an hour
- "**NOL**" = Net operating loss, which may provide certain tax benefits
- "**TH**" = Terahash or 10^12 hashes
- "**TH/s**" = Terahash per second; a measure of hashrate

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# Executive Team



**Jeff Kirt** **Chief Executive Officer**

- Founder and Managing Partner of Fifth Lake Management
- Previously a Partner at Pamplona Capital and Oak Hill Advisors



**Dale Irwin** **President**

- 20 years with Greenidge
- Led bitcoin mining deployment at Greenidge
- Expertise in power plant management and bitcoin mining



**Tim Rainey** **Chief Financial Officer**

- 5 years with Greenidge
- Bitcoin mining and deployment experience



**Dustin Beaudry** **Chief Technology Officer**

- 18 years consulting and operating experience
- Formerly Director of Technology and Operations at an institutional asset manager



**Greg Ohanessian** **Chief Mining Officer**

- Substantial mining operations, repair and maintenance experience
- Previously designed and built a 15 MW bitcoin mining operation
- Bitmain certified repair trainer



**Lance Rosenzweig** **CEO of Support.com**

- President and CEO of Support.com since 2020
- 25 years of experience as a successful public and private company CEO and board member

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# Board of Directors



**Tim Fazio** **Chairman**
- Managing Partner and Co-founder of Atlas Holdings LLC, a private equity fund focused on industrials and power generation



**Ted Rogers** **Vice Chairman / Independent**
- Former president of Xapo, a bitcoin bank
- 25 years of financial services experience



**Andrew Bursky**
- Managing Partner and Co-founder of Atlas Holdings LLC, a private equity fund focused on industrials and power generation



**David Filippelli**
- Partner at Atlas Holdings (Joined in 2014)



**Jeff Kirt**
- Greenidge CEO



**Jerome Lay**
- Partner at Atlas Holdings (Joined in 2009)



**Tim Lowe** **Independent**
- Formerly CEO at Twin Rivers Paper Company, Finch Paper and Northern Pulp
- 30+ years of power generation and pulp/paper experience



**Dan Rothaupt** **Independent**
- Former Vice President of Operations for AES from 1999 to 2008
- 30+ years of power generation experience



**Michael Neuscheler** **Independent**
- Former CFO of three public companies
- 11+ years of public accounting experience

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Support.com


SUPPORT.COM

## Support.com Overview

- Global provider of homesourcing solutions - global customer relationship management ("CRM") solutions delivered by home based experts (employees) - 780 total experts as of Dec. 2020
- On-demand, globally scalable business grows with minimal capex and no brick-and-mortar cost
- 20 years' experience delivering stellar results for global enterprise clients
- Proven, omnichannel CRM solutions provided through secure, proprietary, cloud-based platforms, designed and optimized for homesourcing
- High-margin consumer software business with products licensed on an annual, subscription or perpetual basis
- New leadership team has a proven track record building growing and profitable global business process outsourcing ("BPO") businesses

2021 © Greenidge Generation – Proprietary & Confidential 29

# Greenidge sponsor


ATLAS HOLDINGS

## Atlas Holdings Overview

- Atlas Holdings LLC (“Atlas”), founded in 2002, is a manager and sponsor of private equity funds and other investments (“Atlas Entities”) that own a diversified group of 23 manufacturing and distribution businesses. Atlas Entities and their affiliates collectively employ approximately 40,000 associates (employees) across more than 300 global locations
- Atlas Entities own and operate 1,164 MW (gross) of merchant power generation assets in New York and New England
- Atlas Entities’ companies span the automotive, building materials, business services and solutions, construction, energy, food manufacturing, industrial services, metals, packaging, pulp and paper, and logistics industries
- Many of the companies owned by the Atlas Entities have been in business for more than 100 years
- Collectively, the Atlas Entities have a strong balance sheet and substantial liquidity, with ~$3.8 billion assets under management

## Values & Principles

People • Partnership • Passion • Performance

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Buildout & miner fleet efficiencies Buildout timeline(1) Existing chasedPurPlanned 0 .4 85 MW 5 .3 0 .3 62. 5 2. 45 MW 42 MW 1 MW4 0 2. .41 .21 5 .11.1 1.1 19 MW Hashr at 0 .1 7.08.08.0 5.0 6.0 5 .0 5.05.05.05.05.0 0.0 Q1 2021Q2 2021EQ3 2021EQ4 2021E2022E (1) Miner fleet expansion at a glance 6 EH/s 2.33 J/TH Miners 000,82 85 MW erwoP eatHashrEfficiency Scale (1) Based on Greenidge estimated buildout plan 2021 © Greenidge Generation – Proprietary & Confidential31 e (EH/s)Buildout & miner fleet efficiencies Buildout timeline(1) Existing chasedPurPlanned 0 .4 85 MW 5 .3 0 .3 62. 5 2. 45 MW 42 MW 1 MW4 0 2. .41 .21 5 .11.1 1.1 19 MW Hashr at 0 .1 7.08.08.0 5.0 6.0 5 .0 5.05.05.05.05.0 0.0 Q1 2021Q2 2021EQ3 2021EQ4 2021E2022E (1) Miner fleet expansion at a glance 6 EH/s 2.33 J/TH Miners 000,82 85 MW erwoP eatHashrEfficiency Scale (1) Based on Greenidge estimated buildout plan 2021 © Greenidge Generation – Proprietary & Confidential31 e (EH/s)

# Transaction fees overview

## Bitcoin transaction fees

**What are transaction fees?**
Every bitcoin transaction must be validated prior to being added to the bitcoin blockchain

**How does Greenidge earn transaction fees?**
Every block a miner adds to the blockchain comes with a 6.25 BTC bounty ("block reward") as well as all fees sent with the transactions that were included in that block.

The bitcoin algorithm rewards miners with extra bitcoin for processing transactions; when the price of bitcoin is high, transaction fees pay for the cost of power

## Future of transaction fees

**As use of the bitcoin network expands, Greenidge will take advantage of increased transaction fees**
As transactions are processed in priority sequence based on fee amounts, increased transaction volume leads to congestion. This particularly affects lower fee transactions, which creates an incentive to nominate higher fees to ensure timely transaction processing

**As the total number of Bitcoin drops as a result of future halvenings, transaction fees will become a major incentive for miners**
As block rewards become scarcer over time, a greater share of bitcoin liquidity will come from transactions, thereby making transaction fees a more substantial share of miner revenue over time

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Transaction fees overview (cont'd)

GREENIDGE GENERATION

# Transaction fees will play a significant role as the bitcoin network continues to grow

## Transaction fees as % of revenue[1] (30 Day moving average)


Transaction Fee % of Revenue
20%
15%
10%
0%
JAN 2020
MAR 2020
MAY 2020
JUL 2020
SEP 2020
NOV 2020
JAN 2021
MAR 2021

(1) Represents the amount of global transaction fees in USD as a percentage of the total global block rewards and transaction fees in USD.
Source: blockchain.com as of March 2021

2021 © Greenidge Generation – Proprietary & Confidential 33

# Key risks and uncertainties related to Greenidge

Greenidge Generation Holdings Inc. is subject to a number of risks and uncertainties, including but not limited to:

- Greenidge operates in emerging and volatile markets and is exposed to risks and uncertainties associated with operating in such markets.
- Greenidge operates in heavily regulated industries and is exposed to risks and uncertainties associated with operating in such industries, including federal, state and local changes in permitting and other rules and regulations applicable to its business and operations.
- Greenidge may be adversely affected by the development of new cryptocurrencies or changes with respect to existing cryptocurrencies, including price volatility, public adoption, regulatory scrutiny.
- Greenidge is subject to the risks and uncertainties that are applicable to or otherwise could affect its strategic partners, suppliers and other vendors upon which its business is dependent for future growth and expansion.
- Greenidge's business and profitability is subject to risk and uncertainties that are out of its control, including the price of natural gas, the price of bitcoin and other cryptocurrencies, and bitcoin mining economics and other factors relating thereto.
- Greenidge's single operating facility may realize material, if not total, loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage.
- Greenidge may realize losses as a result of fraud, theft and employee error.
- Greenidge is subject to anti-money laundering, sanctions and anti-bribery regulation and related compliance costs and third-party risks.
- Greenidge may be subject to litigation or investigations which could result in material settlements, fines or penalties and may adversely affect its business, financial condition and results of operations.

You should carefully review and consider the risk factors set forth in the Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, that is to be filed in connection with the transaction contemplated by this presentation, which will set forth additional risks and uncertainties relating to our business and operations. You should consult with your legal, financial, tax and investment advisor before making any decisions with respect to Greenidge Generation Holdings Inc. or the transaction contemplated by this presentation.

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Disclaimer

**No Offer or Solicitation**

This communication is not and shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed merger. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. This communication is not for release, publication or distribution, in whole or in part, in or into, directly or indirectly, any jurisdiction in which such release, publication or distribution would be unlawful.

**Forward-Looking Statements**

This communication includes "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. When used herein, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Greenidge Generation Holdings Inc.'s ("Greenidge") or Support.com Inc.'s ("Support.com") management's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Forward-looking statements contained in this communication include, but are not limited to, statements concerning the following: (i) the anticipated benefits of the merger transaction; (ii) the projected liquidity and cash balances of Greenidge and Support.com in the future; (iii) the projected cash flow and EBITDA of the business of Greenidge and Support.com: (iv) the current and future build out and acquisition plans of Greenidge and Support.com; (v) expected mining capacity in the future; and (vi) other statements about the business plans, business strategies and operations of Greenidge and Support.com in the future.

*(cont'd on next page)*

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# Disclaimer (cont'd)

Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger transaction or delay in the closing of the merger transaction; (ii) the ability to recognize the anticipated objectives and benefits, including tax benefits, of the proposed merger transaction; (iii) changes in applicable laws, regulations or permits affecting Greenidge or Support.com operations or the industries in which each operate, including regulation of the energy industry or regarding cryptocurrency; (iv) risks related to failure to obtain adequate financing on a timely basis and on acceptable terms with regard to growth strategies or operations; (v) fluctuations in the market pricing of cryptocurrencies; (vi) loss of public confidence in cryptocurrencies; (vii) the potential of cybercrime, money laundering, malware infections and phishing, and the costs associated with such issues; (viii) the potential of cryptocurrency market manipulation; (ix) the economics of mining cryptocurrency, including as to variables or factors affecting the cost, efficiency and profitability of mining; (x) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of Greenidge, including mining equipment, (xi) the possibility that Greenidge and Support.com may be adversely affected by other economic, business or competitive factors, including factors affecting the industries in which they operate or upon which they rely and are dependent; (xii) an inability to expand successfully to other facilities, mine other cryptocurrencies or otherwise expand the business; (xiii) changes in tax regulations applicable to Greenidge, Support.com or their respective assets; (xiv) any potential litigation involving either or both of Greenidge or Support.com; (xv) costs and expenses relating to cryptocurrency transaction fees and fluctuation in cryptocurrency transaction fees; (xvi) Greenidge's single operating facility may realize material, if not total, loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, compute malfunction or sabotage; (xvii) other risks and uncertainties related to the business plan, business strategy, acquisition strategy and build-out strategy of Greenidge and Support.com; and (xviii) the potential economic fallout resulting from the COVID-19 outbreak.  The actual results, performance, or achievements of Greenidge and Support.com could differ materially from the results expressed in, or implied by, any forward-looking statements. Neither Greenidge nor Support.com undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Additional risks and uncertainties are identified and discussed in Support.com's reports filed with the SEC and available at the SEC's website at http://www.sec.gov.

*(cont'd on next page)*

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Disclaimer (cont'd)

GREENIDGE GENERATION

**Non-GAAP Financial Measures**

This presentation includes non-GAAP financial measures, such as EBITDA. Greenidge believes that these non-GAAP measures are useful to readers for two principal reasons. First, they believe these measures may assist readers in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by Greenidge's management to assess its performance. Greenidge believes that the use of these non-GAAP financial measures provides an additional tool for readers to evaluate and understand the business and operations of Greenidge. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies.

**Additional Information and Disclaimer**

In connection with the merger, Greenidge intends to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 (the "Registration Statement"), which will include a preliminary proxy statement of Support.com and a prospectus in connection with the merger. The definitive proxy statement/prospectus and other relevant documents will be mailed to stockholders of Support.com as of a record date to be established for voting on the merger. **Stockholders of Support.com and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with Support.com's solicitation of proxies for the special meeting to be held to approve the merger because these documents will contain important information about Support.com, Greenidge, and the merger.** Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, by directing a request to: Support.Com, Inc., 1521 Concord Pike (US 202), Suite 301, Wilmington, DE 19803. These documents, once available, and Support.com's annual and other reports and proxy statements filed with the SEC can also be obtained, without charge, at the SEC's internet site (http://www.sec.gov).

*(cont'd on next page)*

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# Disclaimer (cont'd)

**Participants in the Solicitation**

Support.com and its directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Support.com's stockholders with respect to the merger. A list of the names of those directors and executive officers and a description of their interests in Support.com will be included in the proxy statement/prospectus for the proposed merger, including the annual report and other reports filed with the SEC, and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed merger when available.

Greenidge and its directors, executive officers, other members of management and employees may also be deemed to be participants in the solicitation of proxies from the stockholders of Support.com in connection with the proposed merger. A list of the names of such directors and executive officers and information regarding their interests in the proposed merger will be included in the proxy statement/prospectus for the proposed merger when filed with the SEC.

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